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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 29, 2005

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                   000-21139                38-3185711
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification No.)

              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 30, 2005, Mr. David Bovee, the Company's former Chief Financial Officer retired. In connection therewith, on April 29, 2005 the Company and its wholly owned subsidiary, Dura Operating Corp. (collectively, Dura), entered into the 2003 Supplemental Executive Retirement Plan Change of Control Agreement (the "Agreement") with Mr. Bovee. Mr. Bovee is a participant under the Dura Automotive Systems, Inc. 2003 Supplemental Executive Retirement Plan (the "SERP"), and the Agreement provides that Dura must pay to Mr. Bovee within 30 days of a Change of Control (as defined in the Agreement) a lump sum benefit payment equal to the total amount he was entitled to receive under the SERP as of the date of the Change of Control. This Agreement also terminated the Change of Control Agreement dated as of June 16, 2004 between Mr. Bovee and Dura.

In addition, on April 29, 2005, the Company entered into an agreement with Mr. Bovee to amend his existing stock option agreements to extend the period within which the options may be exercised. The amendment to the stock option agreements were effective upon Mr. Bovee's retirement on April 30, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) None

      (b) None

      (c) Exhibits

      99.1 2003 Supplemental Executive Retirement Plan Change of Control Agreement.

      99.2  Amendment to Stock Option Agreements.

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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 5, 2005.

                                Dura Automotive Systems, Inc.

                                /s/ Keith R. Marchiando
                                -----------------------

Date: May 5, 2005               By: Keith R. Marchiando
                                Its: Vice President, Chief Financial Officer
                                (principal accounting and financial officer)

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                                INDEX TO EXHIBITS

EXHIBIT NO.  DESCRIPTION
-----------  -----------
   99.1      2003 Supplemental Executive Retirement Plan Change of Control Agreement.

   99.2      Amendment to Stock Option Agreements.

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